UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:     811-03380

    Legg Mason Value Trust, Inc.

Name of Registrant:

    100 International Drive, Baltimore, MD 21202

Address of Principal Executive Offices:

    Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year-end:     March 31, 2009

Date of reporting period:     September 30, 2009

Item 1.	Report to Shareholders.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Capital Management

Value Trust, Inc.

Investment Commentary and Semi-Annual Report to Shareholders September 30, 2009

Contents

Fund Objective

The Fund seeks long-term growth of capital.

Fund Name Change

Prior to October 5, 2009, the Fund was known as Legg Mason Value Trust, Inc. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

ii	Investment Commentary

Legg Mason Capital Management Value Trust, Inc.

Total returns for the Fund for various periods ended September 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	54.91%	N/A	N/A	N/A	48.46%
Class C*	54.35%	–3.16%	–6.01%	–1.82%	12.03%
Class R	54.63%	–2.84%	N/A	N/A	–18.17%
Class FI*	54.91%	–2.53%	–5.38%	N/A	–1.86%
Class I*	55.13%	–2.27%	–5.08%	–0.84%	10.02%
S&P 500 IndexA	34.02%	–6.91%	1.01%	–0.15%	11.31%
Lipper Large-Cap Core Funds Category AverageB	33.67%	–5.89%	1.13%	0.20%	10.30%

With Sales Charges
Class A	46.00%	N/A	N/A	N/A	39.93%
Class C*	53.40%	–4.08%	–6.01%	–1.82%	12.03%
Class R	54.63%	–2.84%	N/A	N/A	–18.17%
Class FI*	54.91%	–2.53%	–5.38%	N/A	–1.86%
Class I*	55.13%	–2.27%	–5.08%	–0.84%	10.02%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 0.95%, which applies if shares are redeemed within one year of purchase.

The inception dates of Classes A, C, R, FI and I are February 2, 2009, April 16, 1982, December 28, 2006, March 23, 2001 and December 1, 1994, respectively. The Index inception return is for the period beginning May 1, 1982. The Lipper inception return is for the period beginning April 30,

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	iii

1982. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for Classes A, C, R, FI and I were 1.06%, 1.72%, 1.36%, 1.06% and 0.74%, respectively, as indicated in the Fund’s most current prospectus dated August 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees and other expenses.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 0.95% for shares purchased by investors on and after that date and redeemed within one year of purchase. Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and the Institutional Class, respectively.

Market Commentary

In my colleague Michael Mauboussin’s terrific new book, Think Twice, the opening chapter tells the story of Big Brown, the super looking colt who’d won such impressive victories in the Kentucky Derby and the Preakness, the first two legs of racing’s Triple Crown. This is a story with a lesson that directly relates to investing and to understanding the kind of recovery that appears to be getting underway in the U.S. economy.

After winning all five of his starts by a combined total of almost forty lengths, Big Brown was a 3-10 favorite to win the Belmont Stakes and become the first horse in thirty years to win the Triple Crown. Those odds indicated the “wisdom of crowds” putting a 77% probability on Big Brown’s winning the race and making horse racing history. Part of that was right: he did make horse racing history — by being the only horse to win the first two legs of the Triple Crown and finish last in the Belmont.

That so many were so sure of Big Brown’s success was due to a common analytical error that manifests itself in investing as well as horse racing. That error is the neglect of base rates. Psychologists call it the “inside” view, in contrast to the “outside” view. As Michael explains in his book:

The inside view considers a problem by focusing on the specific task and by using information that is close at hand. The outside view . . . asks if there are similar situations that can provide a statistical basis for making a decision. The outside view wants to know if others have faced comparable problems, and if so, what happened. It’s an unnatural way to think because it forces people to set aside the information they have gathered.

In the case of Big Brown, taking the outside view would be to see how many horses in the past had won the first two legs of the Triple Crown and then went on to win the

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv	Investment Commentary

third. The inside view focused on Big Brown, his history, the competition he faced, the tracks he ran on and their condition, his time between races, and so on.

The outside view revealed that twenty-nine horses had won the first two races of the Triple Crown in the 130 years it had been run, with eleven of those horses going on to win the third race. Parsing the data a little more finely showed a remarkable divergence in winning percentages. Before 1950, eight of the nine horses that had a shot at the Triple Crown won it. After 1950, only three of twenty were successful. Moreover, when Big Brown’s speed ratings were compared to the most recent six Triple Crown contenders (and not just to his competition in the race), he was the slowest by a wide margin. If those who were betting on the Belmont had used the outside view instead of the inside view, no one would have believed what everyone did believe — that Big Brown had a nearly 80% chance to win the Belmont.

Investors are faced with these sorts of problems constantly: if I put my money in bonds now, what rate of return should I expect over the next five or ten years? What is the outlook for stocks over the next twelve months? What are the chances of a significant rise in inflation over the next few years? What kind of economic recovery will we have? Should I fire my active money manager and replace him with a passive index product? What are the chances we have a “double-dip” recession? And on and on.

Faced with these sorts of questions, most people default to the inside view, and then augment its flaws with the usual assortment of behavioral biases long known to psychologists: they anchor on the most recent experience, they assume instances are representative of deeper patterns, they give more weight to vivid examples or dramatic outcomes, they place twice the weight on a dollar lost as on a dollar gained, etc.

The financial crisis that is now abating has created a near perfect environment for the admixture of all of the above, and that is perhaps why what Nobel winning economist Ken Arrow called the “clouds of vagueness” seem particularly thick and forbidding just now. Taking the outside view on some of the issues facing investors won’t make an inherently unknowable future predictable, but it can improve the odds of getting things right, or getting fewer things wrong.

The difference between the inside and the outside view is well on display in the different and, in some cases, strongly held views about what kind of recovery is now unfolding in the U.S. PIMCO’s Mohamed El-Erian is the most prominent advocate of the “new normal”, a term he coined to describe a recovery with real growth of 1-2%, persistently high unemployment and much greater government involvement in the economy. He has recently warned of a big letdown from the “sugar high” we are now experiencing in the market and the economy as the effects of the abatement of the credit crisis and massive government stimuli, both fiscal and monetary, begin to wear off.

He may be the most prominent, but he is not alone. In fact, it looks like he is the leader of a not so silent majority. The current consensus growth rate for the U.S.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	v

economy in 2010 is 2.4%. This is way below “normal” for the first year of a recovery, yet it is well above what most thought only six months ago. In April 2009, the International Monetary Fund (“IMF”) projected negative growth in world output of 1.3% this year, and only 1.9% growth in 2010. That included a projection of zero growth in 2010 for developed countries.

Projections such as these follow the classic inside view pattern: they look at current conditions, current trends, anchor on the most recent data and adjust from there. Since the economy bottomed in March, almost all time series forecasts of economic improvement have been adjusted higher as the year wore on. They are still well below “normal.”

A recent Bloomberg story noted that, in the second quarter of 2009, almost 75% of companies in the S&P 500 Index beat consensus expectations, which were then revised upward. Now, the consensus is for profits growth in 2010 to be up about 25% from 2009; yet, economic growth is expected to be only 2.4%, a ratio of profits growth to gross domestic product (“GDP”)C growth of about 11. The outside view would show that the ratio historically has been around 6x, indicating either profits expectations are way too high or growth expectations way too low. The outside view would favor the latter, as both time series have been steadily revised higher, and the early indications are that third quarter earnings are also coming in better than expected.

What does the outside view say about what we should expect? In an article in The Wall Street Journal (“From Bear to Bull,” September 19, 2009), Jim Grant quotes economist Michael Darda as follows: “The most important determinant of the strength of an economic recovery is the depth of the downturn that preceded it. There are no exceptions to this rule, including the 1929-1939 period.” In the first year of the recovery from the bottom of the Great Depression, the economy expanded 17.3%. If one adjusts for the drop in output in this recession, the outside view would put 2010’s expected growth rate at around 8%.

Is the “new normal” wrong? No one knows, yet. The core of the argument in its favor is an inside view: the consumer is over-leveraged, savings rates have risen from negative to positive and may stay elevated or go higher, balance sheets have been shocked by home price declines and the stock market collapse and need to be rebuilt. A mountain of corporate debt has to be refinanced, banks are not disposed to lend and capital requirements are going higher, and corporations will be cautious about hiring or expanding due to pervasive uncertainty.

A variant of the argument is that with consumption elevated at 70% of GDP and the consumer retrenching, growth must be sluggish, profits will disappoint, and it will be hard for the stock market to make any headway. The outside view helps here, too. In 1933, consumption as a percent of GDP was even higher than today, at 83%, and the savings rate was negative. The consumer deleveraged aggressively, pushing consumption as a percent to 73%, while the savings rate rose; yet, unemployment fell sharply, output grew rapidly, and the stock market went up over 100% from

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi	Investment Commentary

1933-1937. There have been eight times the consumer has deleveraged, and the market rose in six of those periods, with an average gain of 39%.

As of this writing, the S&P 500 Index is up over 60% since its bottom in March and up over 20% since the beginning of the calendar year, yet skepticism (if not downright pessimism) remains high. This judgment is not based on sentiment readings or surveys. As market veteran John Mendelson often points out, it is not what people say that matters, it is what they do. What they are doing is buying bonds and selling stocks. Through the first nine months of 2009, domestic equity funds had net outflows of $8 billion. During the first week of October, another $5 billion was redeemed. Bond funds, in contrast, had inflows of nearly $300 billion in the first nine months of this year. Of the top ten selling funds in America this year, nine are bond funds and only one is a stock fund, and that one is the Vanguard 500 Index Fund.

Stocks are pretty unpopular, despite having had a decent year so far, and why not? “Riskless” Treasuries have trounced stocks over this decade, having risen 85%, while if you’d bought the S&P 500 Index at the end of 1999 and held it through September 30th of this year, you’d have lost 14% over the same period. No profits at all for a ten-year period of investing in the biggest U.S. stocks! Buy and hold is dead is a common refrain. Who wants to own a risky asset that does not go up, and one denominated in a currency that will surely go down? (We “know” the dollar will go down because it is on the front pages of the financial papers and magazines that it will do so. Everyone knows that — the only question is how far and how fast and will it collapse?)

That is the inside view, anyway. The outside view provides a different perspective. According to data compiled by Jeremy Siegel at the University of Pennsylvania, stocks have provided average annual real returns (after inflation) of 6.66% for all ten-year periods going back to 1871. (It is a curious coincidence that stocks bottomed on March 6th, at an intra-day low of 666 on the S&P 500 Index). There have been fourteen ten-year periods where stock returns have been negative, including this one. In every one of the previous thirteen, the subsequent ten-year returns have exceeded 10% real, about 50% more than average, and more than double the return of government bonds. So while no future outcome is certain, every other time stocks have performed poorly for ten years, they have performed better than average for the next ten years, and they have beaten bonds every time by an average of two to one, yet investors can’t put money fast enough into bond funds, and continue to redeem equity funds.

As we sit at our desks pondering the myriad questions we’re faced with as investors, questions of great complexity, and ones of undeniable importance to our future well-being, it probably makes sense to get up and go outside, where the view is likely to be different, and clearer, and better.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	vii

Value Trust Portfolio Commentary

For the six months ended September 30, 2009, Class C shares of Legg Mason Capital Management Value Trust, excluding sales charges, returned 54.35%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 34.02% for the same period. The Lipper Large-Cap Core Funds Category Average returned 33.67% over the same time frame. Security selection was responsible for the majority of the outperformance, and the biggest contributions came from names in the Utilities, Information Technology, Financials and Consumer Discretionary sectors.

Following the second quarter of 2009, during which The AES Corp.’s stock doubled in price, the company continued to perform well making it the single biggest contributor to the Fund’s performance during the third quarter and since the beginning of the year. Stabilization of the credit markets as well as increased guidance from the company for the year helped propel the returns this year. While the share price of the company has risen considerably over the past year and strongly off the lows in March, in our opinion, it trades at under 12x next year’s earnings and should grow nicely over the next five years. The company owns and operates power plants and utilities in twenty-nine countries on five continents and a recent Fortune article pointed out that global investors, including China’s sovereign wealth fund, China Investment Corp., have approached AES about taking a stake in the company.

Online auction company eBay Inc. also performed well during the second and third quarters of the calendar year, as the company’s CEO, John Donahoe, continues to move the company to a more customer-focused model which centers on the core auction and payments business. Donahoe negotiated the sale of 65% of Skype in a deal that increased eBay’s cash while retaining upside in the company.

Credit card issuer Capital One Financial Corp. rose during the second calendar quarter on the wave of investor confidence. Capital One announced shortly after the bank stress tests that it would seek to raise additional capital to repay government funds received through the Troubled Assets Relief Program (“TARP”) facility as quickly as possible. The issuance saw great investor demand. Good news on net charge-offs in April bolstered the stock further as consumer confidence continued to rise, helping to encourage spending by Capital One’s customers. Shares of Capital One also rallied over 60% during the third calendar quarter as the company returned to profitability after two quarters of losses. The firm also repaid the funds it received from TARP. Recent data on the bank’s delinquencies and charge-offs also suggested that expectations were too pessimistic which likely contributed to the recent performance.

Eastman Kodak Co. was the largest detractor from Fund performance in the second quarter of 2009. The company reported a wider-than-expected loss for the first quarter on depressed sales, while also suspending its dividend. This news drove the stock lower and set the tone for the rest of the quarter. In spite of paltry demand, we were heartened that the company aggressively cut spending and expenses, saying that its first

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii	Investment Commentary

quarter spending should be the peak for this year. Kodak also stood behind its guidance for 2009, saying that it still thinks it can achieve adjusted EBITDAD well ahead of the consensus estimate. We believe Kodak will be able to meet its EBITDA goal and continue to see significant upside for the company.

The only meaningful detractor from the Fund’s performance in the third calendar quarter was Electronic Arts Inc. (EA), which dropped over 12% during the three-month period. While it is up close to the market’s rate of return year-to-date, it struggled during the quarter as the company posted disappointing results that showed falling profitability and a deteriorating cash position. We are encouraged by their recent commitment to reduce costs given the misalignment in their cost structure during the downturn in the economy. The company has over $7 per share in cash and no debt, and we believe it has significant upside.

Activity

After taking advantage of twenty names and eliminating five for the six-month period ended March 31, 2009, subsequent activity has been fairly modest by comparison. As fears receded in the Financials sector following the earlier calls for the nationalization of Citigroup and Bank of America, we added only two names during the second quarter and eliminated a modest position in MetLife Inc.

At the end of the third quarter, we initiated modest positions in five new securities: The DIRECTV Group Inc., Genzyme Corp., QUALCOMM Inc., Safeway Inc. and Yum! Brands Inc.

DirecTV provides digital television entertainment in the U.S. and Latin America. The company acquires, promotes, sells and distributes digital entertainment programming via satellite to residential and commercial subscribers. DirecTV has been able to add subscribers and pay down debt through this recession. The important strategies at both AT&T and Verizon have shifted to video and we believe DirecTV could be a target of a takeover by either AT&T or Verizon in the next couple of years. Liberty Media Chairman John Malone controls the company and he is simplifying the ownership structure by folding Liberty Entertainment into DirecTV. They have had an aggressive stock buyback program which is currently on hold until the integration with Liberty is complete. Ultimately, John Malone believes there may be a bidding war for the company and he has indicated he is ultimately a seller at the right price.

Genzyme is a global biotech company that develops therapeutics and treatments for various genetic disorders and other chronic disease conditions. The company’s flagship product, Ceredase, was launched in the U.S. in 1991 and was followed in 1994 by the next-generation Cerezyme, which helped to solidify the company’s position in enzyme replacement therapy. Genzyme has been under pressure because of issues surrounding manufacturing contamination and capacity constraints. We believe it is at an important inflection point in improving operating margins given the scale in profitability recently achieved in several of its businesses. The stock is currently at a free cash flow yield of close to 7%, but we believe the normalized level is closer to 10%, and it has been able

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	ix

to maintain double-digit growth rates for both revenues and earnings. We expect a significant M&A wave in healthcare as soon as there is clarity from Washington on the Healthcare Reform Bill.

QUALCOMM is a dominant company in semiconductor chipsets for wireless handsets and infrastructure vendors, and they license their intellectual property to handset vendors. The company has a near monopoly of third generation (“3G”) wireless technology patents and receives royalties on all 3G devices sold. With the migration from 2G to 3G, QUALCOMM is uniquely positioned to benefit. The company has no debt, is generating about $1 billion per quarter in free cash flow and has nearly $10 billion, or $6 per share, of cash on its balance sheet. We believe the market is currently underestimating the growth of the company from network migration and continued movement in mobility.

Safeway operates a retail food and drug chain in the U.S. and Canada. The company also has a network of distribution, manufacturing and food processing facilities. Safeway recently reported earnings that were better than consensus expectations and they maintained their guidance for the full year. The company’s price reduction program is 80% complete, and they expect price cuts to slow materially in 2010. Safeway expects to generate over $3 per share in free cash flow, representing a yield of nearly 14%. Backing out an unusual tax benefit places their normalized free cash flow yield closer to 10-11%, and yet the company trades at about 12x next year’s earnings. The company has continued to buy in shares and they have reduced their shares outstanding 5.5% over the past twelve months.

Yum! owns and franchises quick-service restaurants worldwide. They have the dominant franchise in China with Kentucky Fried Chicken (“KFC”). The company has indicated that the opportunity for KFC and Pizza Hut brands in China is at least as big as the U.S. market. Yum! recently announced a 10.5% dividend increase and a $300 million share repurchase authorization. This brings the current dividend yield to 2.5% for the company. Shares outstanding shrank 8% in 2008 and almost 6% in 2007. The company believes it can grow at a minimum of 10% per year for the foreseeable future.

In general, we expect that as we add names to the Fund, or as names come out of the Fund once they’ve reached fair value or another opportunity emerges that offers a better risk-adjusted return alternative, the overall market capitalization average of the Fund will likely move higher. All of the names we purchased are small positions and, depending on price movements, we may build them up quickly or move into other opportunities that offer better risk-adjusted return potential.

Bill Miller, CFA

Mary Chris Gay

October 16, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

x	Investment Commentary

Portfolio holdings and breakdowns are as of September 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: The AES Corp. (9.8%), Aetna Inc. (4.0%), eBay Inc. (4.0%), Aflac Inc. (3.8%), Hewlett-Packard Co. (3.5%), Cisco Systems Inc. (3.5%), State Street Corp. (3.4%), CA Inc. (3.4%), UnitedHealth Group Inc. (3.4%) and Sears Holdings Corp. (3.3%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Information Technology (27.9%), Financials (27.2%), Consumer Discretionary (14.3%), Health Care (11.4%) and Utilities (10.0%). The Fund’s portfolio composition is subject to change at any time.

Investment risks: All investments are subject to risk including possible loss of principal. Past performance is no guarantee of future results. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect solely those of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Legg Mason Capital Management Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Legg Mason Capital Management Value Trust, Inc. or Legg Mason Investor Services, LLC as to its

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	xi

accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the portfolio managers’ action with respect to such securities. Such references do not include all material information such as securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

Please note that an investor cannot invest directly in an index.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C	Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.
D	EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Semi-Annual Report to Shareholders

Legg Mason Capital Management

Value Trust, Inc.

September 30, 2009

Semi-Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Capital Management Value Trust’s semi-annual report for the six months ended September 30, 2009.

Total returns, excluding sales charges, for the six-month period ended September 30, 2009 were:

Total Returns (unaudited)
Six Months
Class A	54.91%
Class C*	54.35%
Class R	54.63%
Class FI*	54.91%
Class I*	55.13%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 0.95% for shares purchased by investors on and after that date and redeemed within one year of purchase. Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and the Institutional Class, respectively.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website,

2	Semi-Annual Report to Shareholders

www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David Odenath President

October 30, 2009

Semi-Annual Report to Shareholders	3

Expense Example (Unaudited)

Legg Mason Capital Management Value Trust, Inc.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

4	Semi-Annual Report to Shareholders

Expense Example (Unaudited) — Continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the second line for each class of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During the Period[1] 4/1/09-9/30/09
Class A:
Actual	$1,000.00	$1,549.10	$6.45
Hypothetical (5% return before expenses)	1,000.00	1,020.00	5.11
Class C:
Actual	$1,000.00	$1,543.50	$10.84
Hypothetical (5% return before expenses)	1,000.00	1,016.55	8.59
Class R:
Actual	$1,000.00	$1,546.30	$8.55
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.78
Class FI2
Actual	$1,000.00	$1,549.10	$6.71
Hypothetical (5% return before expenses)	1,000.00	1,019.80	5.32
Class I2
Actual	$1,000.00	$1,551.30	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,021.11	4.00

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.01%, 1.70%, 1.34%, 1.05%, and 0.79% for Class A, Class C, Class R, Class FI and Class I shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183) and divided by 365.

[2]	Effective October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Semi-Annual Report to Shareholders	5

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C		Class R		Class FI3		Class I3
Six Months Ended 9/30/09	54.91	%†	54.35	%†	54.63	%†	54.91	%†	55.13	%†
Twelve Months Ended 9/30/09	N/A		–3.16		–2.84		–2.53		–2.27
Five Years Ended 9/30/09	N/A		–6.01		N/A		–5.38		–5.08
Ten Years Ended 9/30/09	N/A		–1.82		N/A		N/A		–0.84
Inception* through 9/30/09	48.46	†	12.03		–18.17		–1.86		10.02

	With Sales Charges[4]
	Class A		Class C		Class R		Class FI3		Class I3
Six Months Ended 9/30/09	46.00	%†	53.40	%†	54.63	%†	54.91	%†	55.13	%†
Twelve Months Ended 9/30/09	N/A		–4.08		–2.84		–2.53		–2.27
Five Years Ended 9/30/09	N/A		–6.01		N/A		–5.38		–5.08
Ten Years Ended 9/30/09	N/A		–1.82		N/A		N/A		–0.84
Inception* through 9/30/09	39.93	†	12.03		–18.17		–1.86		10.02

Cumulative Total Returns[1]
Without Sales Charges[2]
Class A (Inception date of 2/2/09 through 9/30/09)	48.46%
Class C (9/30/99 through 9/30/09)	–16.77
Class R (Inception date of 12/28/06 through 9/30/09)	–42.47
Class FI3 (Inception date of 3/23/01 through 9/30/09)	–14.77
Class I3 (9/30/99 through 9/30/09)	–8.10

†	Not annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[3]	Effective October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 0.95% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Class FI and Class I shares are February 2, 2009, April 16, 1982, December 28, 2006, March 23, 2001 and December 1, 1994, respectively.

6	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Legg Mason Capital Management Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in each of Class R, Class FI1 and Class I1 shares for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	Effective October 5, 2009, Financial Intermediary Class shares and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Semi-Annual Report to Shareholders	7

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 2, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	9

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class FI1 Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on March 23, 2001 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

Semi-Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Class I1 Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

12	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Portfolio Composition (as of September 30, 2009)1

(As a percentage of the portfolio)

Top 10 Holdings (As of September 30, 2009)1

Security	% of Net Assets
The AES Corp.	9.8%
Aetna Inc.	4.0%
eBay Inc.	4.0%
Aflac Inc.	3.8%
Hewlett-Packard Co.	3.5%
Cisco Systems Inc.	3.5%
State Street Corp.	3.4%
CA Inc.	3.4%
UnitedHealth Group Inc.	3.4%
Sears Holdings Corp.	3.3%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Semi-Annual Report to Shareholders	13

Selected Portfolio Performance2

Strongest performers for the six months ended September 30, 2009
1.	Capital One Financial Corp.	192.9%
2.	Prudential Financial Inc.	162.4%
3.	American Express Co.	155.1%
4.	The AES Corp.	155.1%
5.	Bank of America Corp.*	148.5%
6.	Aflac Inc.	124.1%
7.	Wells Fargo & Co.	98.6%
8.	eBay Inc.	87.9%
9.	Avon Products Inc.	79.3%
10.	The Goldman Sachs Group Inc.	74.7%

Weakest performers for the six months ended September 30, 2009
1.	Genzyme Corp.*	–4.5%
2.	Safeway Inc.*	–1.4%
3.	Electronic Arts Inc.	4.7%
4.	AT&T Inc.	10.8%
5.	Exelon Corp.	11.6%
6.	Aetna Inc.	14.4%
7.	PepsiCo Inc.	15.8%
8.	QUALCOMM Inc.*	16.5%
9.	ConocoPhillips	17.8%
10.	UnitedHealth Group Inc.	19.6%

Portfolio Changes

New positions established during the six months ended September 30, 2009	Positions completely sold during the six months ended September 30, 2009
Bank of America Corp.	BofA Series L Conv. Pfd†
BofA Series L Conv. Pfd†	MetLife Inc.
General Electric Co.
Genzyme Corp.
QUALCOMM Inc.
Safeway Inc.
The DIRECTV Group Inc.
Yum! Brands, Inc.

[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

*	Securities not held for the entire period.

†	Results of a corporate action.

14	Semi-Annual Report to Shareholders

Portfolio of Investments

Legg Mason Capital Management Value Trust, Inc.

September 30, 2009 (Unaudited)

	Shares/Par	Value

Common Stocks and Equity Interests — 98.4%

Consumer Discretionary — 14.3%
Hotels, Restaurants and Leisure — 0.1%
Yum! Brands Inc.	100,000	$3,376,000

Internet and Catalog Retail — 3.1%
Amazon.com Inc.	1,550,000	144,708,000	A

Leisure Equipment and Products — 1.8%
Eastman Kodak Co.	18,300,900	87,478,302	B

Media — 3.9%
The DIRECTV Group Inc.	100,000	2,758,000	A
Time Warner Cable Inc.	1,163,013	50,114,230
Time Warner Inc.	4,600,000	132,388,000

		185,260,230

Multiline Retail — 5.4%
J.C. Penney Co. Inc.	2,952,488	99,646,470
Sears Holdings Corp.	2,400,000	156,744,000	A

		256,390,470

Consumer Staples — 1.6%
Beverages — 0.5%
PepsiCo Inc.	400,000	23,464,000

Food and Staples Retailing — N.M.
Safeway Inc.	100,000	1,972,000

Personal Products — 1.1%
Avon Products Inc.	1,466,400	49,798,944

Energy — 1.5%
Oil, Gas and Consumable Fuels — 1.5%
Chesapeake Energy Corp.	1,088,800	30,921,920
ConocoPhillips	888,800	40,138,208

		71,060,128

Semi-Annual Report to Shareholders	15

	Shares/Par	Value

Financials — 27.2%
Capital Markets — 6.2%
State Street Corp.	3,075,000	$161,745,000
The Goldman Sachs Group Inc.	718,300	132,418,605

		294,163,605

Commercial Banks — 2.3%
Wells Fargo & Co.	3,765,600	106,114,608

Consumer Finance — 4.2%
American Express Co.	1,668,600	56,565,540
Capital One Financial Corp.	4,000,000	142,920,000

		199,485,540

Diversified Financial Services — 7.9%
Bank of America Corp.	6,347,474	107,399,260
CME Group Inc.	150,000	46,228,500
JP Morgan Chase and Co.	2,592,086	113,585,209
NYSE Euronext	3,617,100	104,498,019

		371,710,988

Insurance — 6.6%
Aflac Inc.	4,200,000	179,508,000
Prudential Financial Inc.	1,400,000	69,874,000
The Allstate Corp.	1,973,100	60,416,322

		309,798,322

Health Care — 11.4%
Biotechnology — 2.7%
Amgen Inc.	2,000,000	120,460,000	A
Genzyme Corp.	100,000	5,654,134	A

		126,114,134

Health Care Equipment and Supplies — 0.8%
Medtronic Inc.	1,000,000	36,800,000

16	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

	Shares/Par	Value

Health Care — Continued
Health Care Providers and Services — 7.4%
Aetna Inc.	6,784,141	$188,802,644
UnitedHealth Group Inc.	6,404,805	160,376,317

		349,178,961

Pharmaceuticals — 0.5%
Merck and Co. Inc.	784,300	24,807,409

Industrials — 2.7%
Aerospace and Defense — 0.6%
The Boeing Co.	538,800	29,176,020

Industrial Conglomerates — 1.6%
3M Co.	441,000	32,545,800
General Electric Co.	2,600,000	42,692,000

		75,237,800

Machinery — 0.5%
Deere and Co.	588,800	25,271,296

Information Technology — 27.9%
Communications Equipment — 3.6%
Cisco Systems Inc.	7,000,000	164,780,000	A
QUALCOMM Inc.	100,000	4,496,904

		169,276,904

Computers and Peripherals — 7.5%
EMC Corp.	2,939,500	50,089,080	A
Hewlett-Packard Co.	3,500,000	165,235,000
International Business Machines Corp.	1,150,000	137,551,500

		352,875,580

Internet Software and Services — 8.5%
eBay Inc.	7,989,401	188,629,758	A
Google Inc.	185,901	92,179,011	A
Yahoo! Inc.	6,722,200	119,722,382	A

		400,531,151

Semi-Annual Report to Shareholders	17

	Shares/Par	Value

Information Technology — Continued

Semiconductors and Semiconductor Equipment — 2.7%
Texas Instruments Inc.	5,401,200	$127,954,428

Software — 5.6%
CA Inc.	7,350,000	161,626,500
Electronic Arts Inc. (EA)	3,368,267	64,165,486	A
Microsoft Corp.	1,573,100	40,727,559

		266,519,545

Materials — 1.1%
Metals and Mining — 1.1%
Nucor Corp.	1,091,750	51,323,167

Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
AT&T Inc.	1,177,600	31,806,976

Utilities — 10.0%
Electric Utilities — 0.2%
Exelon Corp.	150,000	7,443,000

Independent Power Producers and Energy Traders — 9.8%
The AES Corp.	31,250,627	463,134,292	A

Total Common Stocks and Equity Interests (Cost — $3,887,550,530)		4,642,231,800
Repurchase Agreements — 2.3%
Banc of America 0.01%, dated 9/30/09, to be repurchased at $53,101,385 on 10/1/09 (Collateral: $53,640,000 Federal Home Loan Bank Bonds, 2.050%, due 8/10/12, value $54,189,661)	$53,101,370	53,101,370

18	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

	Shares/Par	Value

Repurchase Agreements — Continued
Goldman Sachs & Co. 0.04%, dated 9/30/09, to be repurchased at $53,101,429 on 10/1/09 (Collateral: $54,255,000 Fannie Mae Notes, 1.250%, due 9/28/11, value $54,177,928)	$53,101,370	$53,101,370

Total Repurchase Agreements (Cost — $106,202,740)		106,202,740
Total Investments — 100.7% (Cost — $3,993,753,270)C		4,748,434,540
Other Assets Less Liabilities — (0.7)%		(32,274,885)

Net Assets — 100.0%		$4,716,159,655

N.M. — Not Meaningful.

A	Non-income producing.

B

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2009, the total market value of Affiliated Companies was $87,478,302, and the cost was $625,768,797.

C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,685,776,082
Gross unrealized depreciation	(931,094,812)

Net unrealized appreciation	$754,681,270

See notes to financial statements.

Semi-Annual Report to Shareholders	19

Statement of Assets and Liabilities

Legg Mason Capital Management Value Trust, Inc.

September 30, 2009 (Unaudited)

Assets:
Investment securities at value:
Affiliated companies (Cost – $625,768,797)		$87,478,302
Non-affiliated companies (Cost – $3,261,781,733)		4,554,753,498
Short-term securities at value (Cost – $106,202,740)		106,202,740
Receivable for fund shares sold		2,926,074
Dividends and interest receivable		2,192,462

Total assets		4,753,553,076
Liabilities:
Payable for securities purchased	$18,267,108
Payable for fund shares repurchased	12,024,235
Accrued management fee	2,551,139
Accrued distribution and service fees	2,377,738
Accrued expenses	2,173,201

Total liabilities		37,393,421

Net Assets		$4,716,159,655

Net assets consist of:
Accumulated paid-in-capital		$6,768,915,871
Undistributed net investment income		23,376,644
Accumulated net realized loss on investments		(2,830,814,130)
Unrealized appreciation of investments		754,681,270

Net Assets		$4,716,159,655

Net Asset Value Per Share:
Class A (and redemption price) (2,942,137 shares outstanding)		$35.66
Class C1 (81,289,579 shares outstanding)		$35.50
Class R (and redemption price) (877,097 shares outstanding)		$39.74
Class FI2 (and redemption price) (12,289,975 shares outstanding)		$40.06
Class I3 (and redemption price) (28,997,884 shares outstanding)		$41.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$37.84

[1]	Redemption price per share is NAV of Class C shares reduced by 0.95% CDSC, if shares are redeemed within one year from purchase payment.

[2]	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[3]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

See notes to financial statements.

20	Semi-Annual Report to Shareholders

Statement of Operations

Legg Mason Capital Management Value Trust, Inc.

For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$21,916,217
Interest	42,858

Total income			$21,959,075
Expenses:
Management fees (Note 3)	$14,126,424
Distribution and service fees (Notes 3 and 5)	12,887,568
Transfer agent and shareholder servicing expenses (Note 5)	1,103,968
Shareholder reports expenses (Note 5)	378,306
Audit and legal fees	315,312
Custodian fees	155,006
Registration fees	82,935
Directors’ fees and expenses	20,603
Other expenses	64,823

	29,134,945
Less: Expenses reimbursed (Notes 3 and 5)	(55,508)

Net expenses			29,079,437

Net Investment Loss			(7,120,362)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(38,973,494	)A
Change in unrealized appreciation/(depreciation) of investments	1,817,505,433

Net Realized and Unrealized Gain on Investments			1,778,531,939
Change in Net Assets Resulting From Operations			$1,771,411,577

A	Includes $(3,631,380) of net realized loss on the sale of shares of Affiliated Companies.

See notes to financial statements.

Semi-Annual Report to Shareholders	21

Statement of Changes in Net Assets

Legg Mason Capital Management Value Trust, Inc.

	For the Six Months Ended September 30, 2009	For the Year Ended March 31, 2009
	(Unaudited)
Change in Net Assets:
Net investment income/(loss)	$(7,120,362)	$32,540,650
Net realized loss	(38,973,494)	(2,731,845,835)
Change in unrealized appreciation/(depreciation)	1,817,505,433	(2,154,512,863)
Change in net assets resulting from operations	1,771,411,577	(4,853,818,048)
Distributions to shareholders from:
Net realized gain on investments:
Class C	—	(367,679,524)
Class R	—	(2,370,611)
Class FI1	—	(60,972,373)
Class I2	—	(236,040,977)
Change in net assets from fund share transactions:
Class A	2,511,016	71,002,771 [3]
Class C	(182,707,434)	(1,535,167,415)
Class R	(1,390,374)	15,302,138
Class FI1	(7,952,559)	(254,151,898)
Class I2	(342,241,683)	(1,493,843,513)
Change in net assets	1,239,630,543	(8,717,739,450)
Net Assets:
Beginning of period	3,476,529,112	12,194,268,562
End of period	$4,716,159,655	$3,476,529,112
Undistributed net investment income	$23,376,644	$30,497,006

[1]	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[3]	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

22	Semi-Annual Report to Shareholders

Financial Highlights

Legg Mason Capital Management Value Trust, Inc.

For a share of each class of capital stock outstanding:

Class A:

	Six Months Ended September 30, 2009		Period Ended March 31, 2009A
	(Unaudited	)
Net asset value, beginning of period	$23.02		$24.02
Investment operations:
Net investment incomeB	.00	C	.03
Net realized and unrealized gain/(loss)	12.64		(1.03)
Total from investment operations	12.64		(1.00)
Net asset value, end of period	$35.66		$23.02
Total returnD	54.91%		(4.16)%
Ratios to Average Net AssetsF:
Total expensesE	1.02%		1.06%
Expenses net of expense reimbursements, if anyE	1.01%		1.05%
Expenses net of all reductionsE	1.01%		1.05%
Net investment income	.03%		.89%
Supplemental Data:
Portfolio turnover rate	3.5%		21.5%
Net assets, end of period (in thousands)	$104,913		$66,066

A	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures, exclusive of sales charges, may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

F	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	23

For a share of each class of capital stock outstanding:

Class CA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$23.00		$49.79		$71.57		$69.14		$61.35	$57.55
Investment operations:
Net investment income/(loss)	(.10	)B	.01	B	(.44	)B	(.57	)B	(.55)	(.46)
Net realized and unrealized gain/(loss)	12.60		(23.64)		(15.31)		3.00		8.34	4.26
Total from investment operations	12.50		(23.63)		(15.75)		2.43		7.79	3.80
Distributions from:
Net realized gain on investments	—		(3.16)		(6.03)		—		—	—
Total distributions	—		(3.16)		(6.03)		—		—	—
Net asset value, end of period	$35.50		$23.00		$49.79		$71.57		$69.14	$61.35
Total returnC	54.35%		(50.55)%		(23.86)%		3.51%		12.70%	6.60%
Ratios to Average Net Assets:
Total expensesD	1.70	%E	1.72%		1.68%		1.70%		1.68%	1.68%
Expenses net of expense reimbursements, if anyD	1.70	%E	1.72%		1.68%		1.69%		1.68%	1.68%
Expenses net of all reductionsD	1.70	%E	1.72%		1.68%		1.69%		1.68%	1.68%
Net investment income (loss)	(.66	)%E	.03%		(.64)%		(.84)%		(.83)%	(.77)%
Supplemental Data:
Portfolio turnover rate	3.5%		21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of period (in thousands)	$2,886,162		$2,007,158		$6,523,527		$11,111,284		$12,117,518	$11,208,979

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of CDSC, may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

24	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management Value Trust, Inc.

For a share of each class of capital stock outstanding:

Class R:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009	2008	2007A
	(Unaudited)
Net asset value, beginning of period	$25.70		$55.07	$78.21	$79.73
Investment operations:
Net investment income/(loss)B	(.05)		.15	(.10)	(.08)
Net realized and unrealized gain/(loss)	14.09		(26.36)	(17.01)	(1.44)
Total from investment operations	14.04		(26.21)	(17.11)	(1.52)
Distributions from:
Net realized gain on investments	—		(3.16)	(6.03)	—
Total distributions	—		(3.16)	(6.03)	—
Net asset value, end of period	$39.74		$25.70	$55.07	$78.21
Total returnC	54.63%		(50.37)%	(23.57)%	(1.92)%
Ratios to Average Net Assets:
Total expensesD	1.34	%E	1.36%	1.32%	6.25	%E
Expenses net of expense reimbursements, if anyD	1.34	%E	1.36%	1.32%	1.19	%E
Expenses net of all reductionsD	1.34	%E	1.36%	1.32%	1.19	%E
Net investment income (loss)	(.30	)%E	.38%	(.14)%	(.45	)%E
Supplemental Data:
Portfolio turnover rate	3.5%		21.5%	20.3%	11.1%
Net assets, end of period (in thousands)	$34,859		$23,260	$32,862	$608

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	25

For a share of each class of capital stock outstanding:

Class FIA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$25.86		$55.24		$78.23		$75.07		$66.18	$61.67
Investment operations:
Net investment income/(loss)	.00	B,C	.28	B	.00	B,C	(.12	)B	(.10)	(.07)
Net realized and unrealized gain/(loss)	14.20		(26.50)		(16.96)		3.28		8.99	4.58
Total from investment operations	14.20		(26.22)		(16.96)		3.16		8.89	4.51
Distributions from:
Net realized gain on investments	—		(3.16)		(6.03)		—		—	—
Total distributions	—		(3.16)		(6.03)		—		—	—
Net asset value, end of period	$40.06		$25.86		$55.24		$78.23		$75.07	$66.18
Total returnD	54.91%		(50.23)%		(23.36)%		4.21%		13.43%	7.31%
Ratios to Average Net Assets:
Total expensesE	1.05	%F	1.06%		1.03%		1.03%		1.02%	1.03%
Expenses net of expense reimbursements, if anyE	1.05	%F	1.06%		1.03%		1.03%		1.02%	1.03%
Expenses net of all reductionsE	1.05	%F	1.06%		1.03%		1.03%		1.02%	1.03%
Net investment income (loss)	—	%F,G	.69%		—	%G	(.17)%		(.18)%	(.14)%
Supplemental Data:
Portfolio turnover rate	3.5%		21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of period (in thousands)	$492,342		$325,572		$1,073,237		$2,210,274		$2,047,848	$944,489

A	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

F	Annualized.

G	Amount less than .01%

See notes to financial statements.

26	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

For a share of each class of capital stock outstanding:

Class IA:

	Six Months Ended September 30,		Years Ended March 31,
	2009		2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$26.63		$56.63		$79.78		$76.30		$67.04	$62.26
Investment operations:
Net investment income	.04	B	.43	B	.28	B	.12	B	.10	.12
Net realized and unrealized gain/(loss)	14.64		(27.27)		(17.40)		3.36		9.16	4.66
Total from investment operations	14.68		(26.84)		(17.12)		3.48		9.26	4.78
Distributions from:
Net realized gain on investments	—		(3.16)		(6.03)		—		—	—
Total distributions	—		(3.16)		(6.03)		—		—	—
Net asset value, end of period	$41.31		$26.63		$56.63		$79.78		$76.30	$67.04
Total returnC	55.13%		(50.09)%		(23.10)%		4.56%		13.81%	7.68%
Ratios to Average Net Assets:
Total expensesD	.79	%E	.74%		.69%		.70%		.69%	.69%
Expenses net of expense reimbursements, if anyD	.79	%E	.74%		.69%		.70%		.69%	.69%
Expenses net of all reductionsD	.79	%E	.74%		.69%		.70%		.69%	.69%
Net investment income	.24	%E	.99%		.36%		.16%		.16%	.21%
Supplemental Data:
Portfolio turnover rate	3.5%		21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of period (in thousands)	$1,197,884		$1,054,473		$4,564,643		$6,801,035		$6,213,811	$4,353,817

A	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	27

Notes to Financial Statements

Legg Mason Capital Management Value Trust, Inc.

(Unaudited)

1.  Significant Accounting Policies:

Legg Mason Capital Management Value Trust, Inc. (formerly known as Legg Mason Value Trust, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund currently offers five classes of shares: Class A, Class C, Class R, Class FI (formerly known as Financial Intermediary Class) and Class I (formerly known as Institutional Class). The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A, Class C, Class R and Class FI shares. Transfer agent and shareholder servicing expenses are charged separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships

28	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks and equity interests†	$4,642,231,800	—	—	$4,642,231,800
Short-term investments†	—	$106,202,740	—	106,202,740

Total	$4,642,231,800	$106,202,740	—	$4,748,434,540

†	See Portfolio of Investments for additional detailed categorizations

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended September 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$142,501,162	$674,857,803

Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the

Semi-Annual Report to Shareholders	29

repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended September 30, 2009, the Fund did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

30	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Capital Loss Carryforward:

As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(1,447,304,639)

Semi-Annual Report to Shareholders	31

3.  Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Management and Advisory Fee	Net Asset Breakpoint
0.70%	on the first $1 billion of net assets
0.68%	on the next $1 billion of net assets
0.65%	on the next $3 billion of net assets
0.62%	on the next $5 billion of net assets
0.59%	on net assets exceeding $10 billion

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the six months ended September 30, 2009, LMCM reimbursed the Fund $55,508 for these expenses.

During the period, Legg Mason Fund Adviser, Inc. (“LMFA”) served as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) paid LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.

As of September 30, 2009, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its administrative services agreement as described in the Fund’s prospectus.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s distributor.

There is a maximum initial sales charge of 5.75% for Class A shares, a contingent deferred sales charge (“CDSC”) of 0.95% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

For the six months ended September 30, 2009, LMIS and its affiliates received sales charges of approximately $7,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2009, CDSCs paid to LMIS and its affiliates were approximately $1,000 and $24,000 on Class A and Class C shares, respectively.

LMCM, LMFA, LMPFA and LMIS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.

32	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred fees remain invested in the fund until distributed in accordance with the Plan.

4.  Derivative Instruments and Hedging Activities:

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2009, the Fund did not invest in any derivative instruments.

5.  Class Specific Expenses and Reimbursements:

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays service and/or distribution fees, based on the Fund’s Class A, Class C, Class R and Class FI shares average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	N/A	0.25%
Class C	0.70%	0.25%
Class R*	0.25%	0.25%
Class FI*	0.10%	0.15%

*	The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

Semi-Annual Report to Shareholders	33

For the six months ended September 30, 2009, class specific expenses were as follows:

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class A	$110,437	$24,450	$4,083
Class C	12,172,635	516,329	150,381
Class R	78,826	21,374	73
Class FIA	525,670	201,220	1,068
Class IB	—	340,595	180,025

Total	$12,887,568	$1,103,968	$335,630

A	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.
B	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.
*	For the periods April 1, 2009 through September 11, 2009. Subsequent to September 11, 2009 these expense were accrued as common fund expenses.

For the six months ended September 30, 2009, reimbursements by class were as follows:

Reimbursements
Class A	$1,161
Class C	33,681
Class R	414
Class FI	5,526
Class I	14,726

Total	$55,508

34	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

6.  Transactions With Affiliated Companies:

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended September 30, 2009:

	Affiliate Value at 3/31/09	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/09	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
Eastman Kodak Company	$69,543,420	—	—	—	—	—	$87,478,302	—
The AES Corp.*	219,856,262	—	—	$84,386,174	6,590,382	—	—	$(3,631,380)

	$289,399,682	—		$84,386,174		—	$87,478,302	$(3,631,380)

*	This security is no longer an affiliated company.

7.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended September 30, 2009.

Semi-Annual Report to Shareholders	35

8.  Fund Share Transactions:

At September 30, 2009, there were 100,000,000, 450,000,000, 500,000,000, 100,000,000 and 450,000,000 shares authorized at $.001 par value for Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund. Share transactions were as follows:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	296,167	$9,290,176	3,272,874	A	$79,970,840	A
Shares repurchased	(224,550)	(6,779,160)	(402,354	)A	(8,968,069	)A

Net Increase	71,617	$2,511,016	2,870,520	A	$71,002,771	A

Class CB
Shares sold	1,510,762	$45,459,774	7,212,602		$245,687,143
Shares issued on reinvestment	—	—	8,152,164		365,053,521
Shares repurchased	(7,501,978)	(228,167,208)	(59,097,787)		(2,145,908,079)

Net Decrease	(5,991,216)	$(182,707,434)	(43,733,021)		$(1,535,167,415)

Class R
Shares sold	157,646	$5,264,290	609,072		$27,347,063
Shares issued on reinvestment	—	—	47,498		2,370,611
Shares repurchased	(185,651)	(6,654,664)	(348,241)		(14,415,536)

Net Increase (Decrease)	(28,005)	$(1,390,374)	308,329		$15,302,138

Class FIC
Shares sold	1,185,302	$40,858,271	4,969,423		$232,764,881
Shares issued on reinvestment	—	—	1,205,569		60,411,066
Shares repurchased	(1,484,166)	(48,810,830)	(13,014,560)		(547,327,845)

Net Decrease	(298,864)	$(7,952,559)	(6,839,568)		$(254,151,898)

A	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

36	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Value Trust, Inc. — Continued

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount
Class ID
Shares sold	2,697,845	$97,017,652	17,126,217	$741,487,625
Shares issued on reinvestment	—	—	4,476,324	230,485,926
Shares repurchased	(13,289,972)	(439,259,335)	(62,620,210)	(2,465,817,064)

Net Decrease	(10,592,127)	$(342,241,683)	(41,017,669)	$(1,493,843,513)

D	Effective October 5, 2009, Institutional Class shares were renamed Class I shares

9.  Other Shareholder Information:

At the May 2009 meeting, the Board of Directors approved changing the Fund’s fiscal year end from March 31st to October 31st. This change will result in a “stub period” annual report being produced for the seven-month period ending October 31, 2009.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark Fetting, Chairman

David Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Value Trust, Inc.

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Value Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-002/S (11/09) SR09-952

NOT PART OF THE SEMI-ANNUAL REPORT

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure that (1) the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and (2) that information required to be disclosed is properly communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding the required disclosures.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Not applicable for semiannual reports.

(a) (2) Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a) (3) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Value Trust, Inc.

/S/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Value Trust, Inc.

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Value Trust, Inc.

Date: November 30, 2009

/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Value Trust, Inc.

Date: November 30, 2009